MBL VARIABLE CONTRACT ACCOUNT-2
                 MBL Life Assurance Corporation
            520 Broad Street, Newark, NJ  07102-3111
                         1-800-435-3191

                 Supplement Dated April 9, 1999
To Prospectus Dated May 1, 1998, Supplemented May 1 and August 6,
                   1998, and February 17, 1999

This supplement should be read in conjunction with the prospectus for the MBL Variable Contract Account-2 (the "Account"), a copy of which can be obtained without charge from MBL Life Assurance Corporation ("MBL Life"). Please write to: Pension and Investment Products, MBL Life Assurance Corporation, 520 Broad Street, Newark, New Jersey 07102-3111, ATTN: MBL VARIABLE CONTRACT ACCOUNT-2, or call 1-800-435-3191 for a copy of the prospectus for the Account.

As  you  have  been  advised,  all  MBL  Life  separate  accounts
(including this Account) and the various contracts funded through the accounts, will be terminated on or about June 25, 1999 (the
"Termination Date").

Effective as of the close of business on April 30, 1999, the Account will close to new deposits, including deposits under salary deduction plans. No transfers between the Account and MBL Variable Contract Account-7 will be accepted. Contract holders and group participants may redeem any or all of their Account units at any time through the Termination Date, subject to the redemption procedures described in the Account's prospectus.

Any contracts still with MBL Life on the Termination Date will be terminated. Contract holders and group participants will be provided with adequate notice and disclosure regarding the termination of the Account. During the period leading up to the Termination Date, certain contract holders and group participants will be given the opportunity to exchange, on a tax-free basis, their MBL Life contracts for annuity contracts issued by other insurance companies or for other applicable tax-deferred investment vehicles. Contract holders and group participants may also have the option of redeeming the value of their contracts in accordance with Internal Revenue Service guidelines. Contract holders and group participants may incur a tax liability and should consult with their tax advisors regarding the implications associated with the exchange or redemption of a contract.